EXHIBIT 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of [___], 2025, by and among Upexi, Inc. ( “Grantor”), and __________________, in its capacity as collateral agent on behalf of the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, reference is made to that certain (a) Securities Purchase Agreement (as amended, amended and restated, supplemented, extended, renewed, restated, replaced or otherwise modified from time to time, the “Purchase Agreement”), by and among Grantor, the parties signatory thereto as “Purchasers” and Collateral Agent and (b) the Secured Convertible Notes (as amended, amended and restated, supplemented, extended, renewed, restated, replaced or otherwise modified from time to time, the “Notes”) issued pursuant to the Purchase Agreement;

WHEREAS, the Collateral Agent has agreed to act as agent for the benefit of the Secured Parties in connection with the transactions contemplated by the Purchase Agreement, the Notes, this Agreement and the other Transaction Documents; and

WHEREAS, in order to induce the Purchasers to purchase the Notes, Grantor has agreed to grant to Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Construction.

(a) All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Purchase Agreement or the Notes, as applicable. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Purchase Agreement or the Notes, as applicable. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(i) “Account Control Agreement” has the meaning specified therefor in the Purchase Agreement.

(ii) “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(iii) “Books” means Grantor’s books and records indicating, summarizing, or evidencing the Collateral.

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(iv) “Code” means the Uniform Commercial Code, as in effect from time to time in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(v) “Collateral” has the meaning specified therefor in Section 2 hereof.

(vi) “Collateral Agent” has the meaning specified therefor in the preamble to this Agreement.

(vii) “Contingent Surviving Obligations” means all contingent indemnification and reimbursement Obligations which survive payment in full of the Secured Obligations for which no claim has been made in accordance with the Transaction Documents.

(viii) “Crypto” means any blockchain-based digital asset, cryptocurrency or other cryptoasset, whether or not denominated in U.S. dollars or another currency or deemed to be a “security” under Section 2(a)(1) of the Securities Act, and including, without limitation, Solana; provided that “Crypto” does not include the underlying software or protocol governing transfers of digital representations of value; provided further that Crypto shall not include any legal tender of the United States.

(ix) “Digital Asset Account” means an account subject to an Account Control Agreement that is opened and maintained to hold Solana or other Crypto constituting Collateral and any successor or replacement account thereof.

(x) “Digital Assets Collateral” means any Solana or other Crypto that are deposited in the Digital Asset Account.

(xi) “Grantor” shall have the meaning specified therefor in the preamble to this Agreement.

(xii) “Purchase Agreement” has the meaning specified therefor in the recitals to this Agreement.

(xiii) “Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution, insolvency, arrangement or assignment for the benefit of creditors, whether under the Bankruptcy Code or any other Debtor Relief Law.

(xiv) “Material Adverse Effect” has the meaning specified therefor in the Purchase Agreement.

(xv) “Notes” has the meaning specified therefor in the recitals to this Agreement.

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(xvi) “Proceeds” means and includes any “proceeds,” as such term is defined in Article 9 of the Code, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest.

(xvii) “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(xviii) “Secured Obligations” means all of Grantor’s obligations under the Notes (other than any Contingent Surviving Obligations).

(xix) “Secured Parties” means the Collateral Agent and the Holders.

(xx) “Security Interest” has the meaning specified therefor in Section 2 hereof.

(xxi) “Solana” means the Digital Asset commonly referred to as “Solana” (SOL) in the cryptocurrency marketplace.

(xxii) “URL” means “uniform resource locator”, an internet web address.

(b) All of the schedules, exhibits and annexes attached to this Agreement shall be deemed incorporated herein by reference.

2. Grant of Security. Grantor hereby unconditionally grants to Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations (whether now existing or hereafter arising), a continuing security interest (hereinafter referred to as the “Security Interest”) in Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Collateral”):

(a) The Digital Asset Account of Grantor whether now owned or hereafter established or acquired, and the Solana or other Crypto held therein, all successor accounts and wallets and all associated wallet addresses, private keys, credentials, or access rights; all general intangibles, investment property, proceeds, products, replacements, substitutions, or accessions thereto; and any rights under agreements governing the custody or transfer of such assets from time to time, money and other property from time to time deposited therein, including, without limitation, any such account as it may have been renumbered or retitled, any and all proceeds thereof (including without limitation all interest and other sums paid thereon), and any and all general intangibles and choses in action arising therefrom or related thereto;

(b) all of Grantor’s Books relating to any of the foregoing;

(c) all of the Proceeds, whether tangible or intangible, of any of the foregoing, including money and Crypto.

Further, Grantor shall not be required to perfect the Security Interests granted by this Agreement other than by, (a) authorizing or making filings pursuant to the Code and (b) entering into an Account Control Agreement with respect to the Digital Asset Account holding Digital Asset Collateral acquired on or after the Closing Date to the extent required by Section 6(b)(i).

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3. Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter (other than any Contingent Surviving Obligations). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations (other than any Contingent Surviving Obligations) and would be owed by Grantor to Collateral Agent, the Secured Parties or any of them, except as such enforceability may be limited in an Insolvency Proceeding involving Grantor. Further, the Security Interest created hereby encumbers Grantor’s right, title, and interest in all Collateral, whether now owned by Grantor or hereafter acquired, obtained, developed, or created by Grantor and wherever located.

4. Possession and Use of Collateral. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Purchase Agreement, or any other Transaction Document, Grantor shall have the right to possession of the Collateral, subject to and upon the terms hereof and of the Purchase Agreement, the Note and the other Transaction Documents.

5. Representations and Warranties. As of the Closing Date, in order to induce Collateral Agent to enter into this Agreement for the benefit of the Secured Parties, Grantor makes the following representations and warranties to the Secured Parties which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof):

(a) The name (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of Grantor is set forth on Schedule 1.

(b) The chief executive office of Grantor is located at the address indicated on Schedule 1.

(c) Grantor’s tax identification numbers and organizational identification numbers, if any, are identified on Schedule 1.

(d) This Agreement together with the Account Control Agreement creates a valid first priority security interest in the Collateral of Grantor, to the extent a first priority security interest therein can be created under the Code, securing the payment of the Secured Obligations (other than any Contingent Surviving Obligations).

(e) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required for the grant of a Security Interest by Grantor in and to the Collateral pursuant to this Agreement other than the filing of financing statements and other filings necessary to perfect the Security Interests granted hereby and consents which have been obtained.

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(f) Grantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

(g) Grantor has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Grantor and the consummation by Grantor of the transactions contemplated hereby, have been duly authorized by Grantor’s board of directors and no further filing, consent or authorization is required by Grantor, its board of directors or its shareholders or other governmental body other than any filing, consent or authorization the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect. This Agreement has been duly executed and delivered by Grantor, and each constitutes the legal, valid and binding obligations of Grantor, enforceable against Grantor in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(h) The execution and delivery by Grantor of this Agreement, and the performance by Grantor of its obligations under this Agreement, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon any of the property or assets of Grantor pursuant to (i) the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Grantor is a party or by which Grantor is bound or to which any of the property or assets of Grantor is subject, which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the legal authority of Grantor to comply in all material respects with the terms of this Agreement; (ii) the organizational documents of Grantor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Grantor or any of its properties, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the legal authority of Grantor to comply in all material respects with the terms of this Agreement.

6. Covenants. Grantor covenants and agrees with Collateral Agent that from and after the Closing Date and until the date of termination of this Agreement in accordance with Section 18:

(a) Transfers and Other Liens. Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Collateral Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents.

(b) Account Control Agreement. Grantor shall deliver to the Collateral Agent on the Closing Date, a fully executed Account Control Agreement in form and substance reasonably satisfactory to the Collateral Agent with respect to the Digital Asset Account.

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(c) Name, Etc. If Grantor changes its name, jurisdiction of organization or organizational identity it shall give prompt written notice (but no later than ten (10) days) thereof to Collateral Agent of such change.

7. Relation to Other Security Documents. In the event of any conflict between any provision in this Agreement and a provision in the Purchase Agreement, such provision of the Purchase Agreement shall control.

8. Further Assurances.

(a) Subject to the last paragraph of Section 2 Grantor agrees that from time to time, at its own expense, Grantor will use commercially reasonable efforts to promptly execute and deliver all further instruments and documents, and will use commercially reasonable efforts to take all further action, that is necessary in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Subject to the last paragraph of Section 2 hereof Grantor authorizes the filing by Collateral Agent of financing or continuation statements, or amendments thereto, and Grantor will execute and deliver to Collateral Agent such other instruments or notices, as Collateral Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby in the event that such actions are not taken by Grantor to the satisfaction of the Collateral Agent acting at the direction of the Required Holders in and Grantor shall pay all recording costs, recording and filing taxes, intangible taxes and other documented fees and out-of-pocket costs (including reasonable and documented attorneys’ fees and out-of-pocket expenses) incurred by any Secured Party in connection therewith.

(c) Grantor authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments in the event that such actions are not taken by Grantor to the satisfaction of the Collateral Agent acting at the direction of Required Holders (i) describing the Collateral as “all Crypto on deposit in the Digital Asset Account of debtor and, in each case, the proceeds thereof” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.

(d) Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent, subject to Grantor’s rights under Section 9-509(d)(2) of the Code.

9. Collateral Agent Appointed Attorney-in-Fact.

(a) Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Purchase Agreement, to take any action and to execute any instrument which Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

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(b) To the extent permitted by law, Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until payment in full of the Secured Obligations (other than Contingent Surviving Obligations) or the release of Grantor under this Agreement.

10. Collateral Agent May Perform. If Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable and documented expenses of Collateral Agent incurred in connection therewith shall be payable by Grantor in accordance with the terms of the Purchase Agreement.

11. Collateral Agent’s Duties. The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property. In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges, protections, indemnities, and immunities of the Collateral Agent set forth in the Purchase Agreement and the other Transaction Documents.

12. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) Collateral Agent, at the instruction of the Trustee at the direction of the Required Holders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents (including, without limitation, the right to give instructions or a notice of sole control under a control agreement), or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, Grantor expressly agrees that, at the direction of the Required Holders, upon the occurrence and during the continuation of an Event of Default, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may give notice and take sole possession and control of all amounts on deposit in the Digital Asset Account pursuant to the applicable control agreement and without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable. Grantor agrees that, to the extent notification of sale shall be required by law, at least twenty days notification by mail to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given. Collateral Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code, and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code.

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(b) Any cash held by Collateral Agent as Collateral and all cash Proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations to the extent required by and in accordance with the Purchase Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full (other than Contingent Surviving Obligations), Grantor shall remain liable for any such deficiency.

13. Remedies Cumulative. Each right, power, and remedy of Collateral Agent as provided for in this Agreement or the other Transaction Documents now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement and the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent of any or all such other rights, powers, or remedies.

14. Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor hereby irrevocably waives the benefits of all such laws.

15. Indemnity. Without limitation of its indemnification obligations under the other Note Documents, Grantor agrees to indemnify Collateral Agent and the other Secured Parties from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document to which Grantor is a party in accordance with and to the extent set forth in Section 4.10 of the Purchase Agreement. This provision shall survive the termination of this Agreement and the Purchase Agreement and the repayment of the Secured Obligations.

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16. Integration, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Agent and Grantor.

17. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent at its address specified in the Purchase Agreement, and to any of Grantor at the notice address specified for Grantor in the Purchase Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to the other party.

18. Continuing Security Interest; Assignments under Purchase Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Secured Obligations (other than Contingent Surviving Obligations) have been paid in full in accordance with the provisions of the Purchase Agreement and the Notes, (ii) be binding upon Grantor, and its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Collateral Agent, and its permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Secured Party may, in accordance with the provisions of the Purchase Agreement and the Notes, assign or otherwise transfer all or any portion of its rights and obligations under the Purchase Agreement and the Notes to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise. Upon payment in full of the Secured Obligations (other than Contingent Surviving Obligations) in accordance with the provisions of the Notes, the Security Interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to Grantor or any other Person entitled thereto. The Collateral Agent (and each other holder of Secured Obligations by accepting the benefits of the Collateral) hereby irrevocably agrees that the Liens granted to the Collateral Agent by Grantor on any Collateral shall be automatically released upon the satisfaction in full of the Secured Obligations and Collateral Agent may otherwise release the Liens in the Collateral upon such satisfaction in full. At such time, Collateral Agent will authorize the filing of appropriate termination statements to terminate such Security Interest and will otherwise execute such agreements, documents, notices and instruments as may be reasonably requested by Grantor and notices to any securities intermediaries, depository banks or escrow agents a party to any control or escrow agreement relating to the Collateral. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Purchase Agreement, any other Transaction Document, or any other instrument or document executed and delivered by Grantor to Collateral Agent nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantor by Collateral Agent, nor any other act of the Secured Parties, or any of them, shall release Grantor from any obligation, except a release or discharge executed in writing by Collateral Agent in accordance with the provisions of the Purchase Agreement or the Notes. Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth. A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.

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19. Survival. All representations and warranties made by Grantor in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the purchase of the Notes, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Collateral Agent or any Secured Party may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time the Notes were purchased, and shall continue in full force and effect as long as the principal of or any accrued interest on the Notes or any fee or any other amount payable under the Purchase Agreement and the Notes is outstanding and unpaid.

20. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. Sections 5.9 and 5.23 of the Purchase Agreement are hereby incorporated herein by reference and made a part hereof mutatis mutandis

21. Collateral Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to Collateral Agent, for the benefit of the Secured Parties.

22. Miscellaneous.

(a) This Agreement is a Transaction Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. The words “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

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(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Secured Party, or Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

23. “Financial Assets” Election. All parties hereto agree that each item of Investment Property (as defined in the Code) and all Solana and other Crypto and property held in or credited to any Digital Asset Account on or after the date of this Agreement (whether digital assets, Investment Property, financial assets, securities or instruments) including any private cryptographic keys relating to any property held in or credited to any Securities Account which a securities intermediary is in possession of, or shall come into possession of, shall be treated as a “financial asset” within the meaning of UCC §8-102(a)(9).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

“Grantor”

UPEXI, INC.a Nevada corporation

By:
Name:
Title:

[Signatures Continued on Following Page]

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“Collateral Agent”

____________, solely in its capacity as Collateral Agent

By:
Name:
Title:

[Signature Page to Security Agreement]

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SCHEDULE 1

NAME; JURISDICTION; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

Name	Jurisdiction	Chief Executive Office	Tax Identification Number	Organizational Number
Upexi, Inc.	Nevada	3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607	83-3378978	NV20181637537

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SCHEDULE 2

[Reserved]

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SCHEDULE 3

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdiction
Upexi, Inc.	Nevada

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